Other Investments	12 Months Ended
Dec. 31, 2025
Disclosure Of Other Investments [Abstract]
Other Investments
Note 7 – Other Investments

	As at December 31,
	2025	2024
	$ Thousands
Debt investments - at FVOCI	107,313	142,619

The Group held debt investments at FVOCI which are of investment grade based on Standard and Poor’s Ratings and have stated interest rates of 0.875% to 5.875% (2024: 0.75% to 7.625%) with an average maturity of 6 month (2024: 2 years). These debt investments are expected to be realized within the next 12 months.

Information about the Group’s exposure to credit and market risks, and fair value measurement, is included in Note 28 Financial Instruments.